Prospectus Supplement — March 6, 2012 to the Prospectus of the following fund:

Fund	Prospectus Dated
Columbia European Equity Fund	March 1, 2012

The two paragraphs entitled “Investing Defensively” under the section entitled “Other Investment Strategies and Risks” is hereby replaced with the following:

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

S-6006-7 A (3/12)